Item 30. Exhibit (e)

[LOGO OF MASSMUTUAL APPEARS HERE]

                                     Life

Application
Part 1 (A10GE) - General Version

  This application package may be used to apply for the following individual policies:

      . All New Non-Qualified Life Insurance Policies for One Insured

- --------------------------------------------------------------------------------
 Contents

        This package includes:

      . Part 1 of Application
      . Investor Account Card for Variable Life
      . Agent's Statement
      . Temporary Life Insurance Receipt
      . MIB and Fair Credit Reporting Act Notice
- --------------------------------------------------------------------------------

 See additional information on reverse side

 Massachusetts Mutual Life Insurance Company and affiliated insurance companies
 Springfield MA  01111-0001

                                                                        A10GE197

Notes On Using This Application Package
- --------------------------------------------------------------------------------
Carefully review the Agent's Guide Booklet for specific instructions and details
                     ---------------------
for completing the application forms.

        .   Any non-application pages that are not needed may be removed from the package.

        .   Do not use this application for changes, additions or
            reinstatements, or for increases on universal life (UL) or variable life (VL) policies; instead, use the appropriate Change Application.

        .   VL monies must be remitted immediately; do not hold them while completing requirements for other products being applied for concurrently.

        .   Fully complete the Agent's Statement. Do not omit item 9 (Telephone
            Numbers).

        .   If more space is needed in answering questions, use the "Remarks"
            sections included throughout the application.

Checklist
- --------------------------------------------------------------------------------
 For Enterprise Plus (Universal Life) and Enterprise 10 (10-Year Level Term):
        [_] Check C.M. Life Insurance Company at top of application.
        [_] For UL, do not use item 20(b), "Initial Additional Premium," for
                    ------
            Section 1035 Exchanges.

 For Variable Life Select (VL):
        [_] Check MML Bay State Life Insurance Company at top of application.
        [_] Do not use item 20(b), "Initial Additional Premium," for Section
            ------
            1035 Exchanges.
        [_] Complete and forward the Investor Account Card (IAC).
        [_] Give owner the current VL Select Prospectus.

 Signature Instructions for Part 1 of Application (Agreement and Signatures):
        [_] Proposed Insured must always sign (if under age 16, parent or legal guardian signs in that space).
        [_] Applicant, if different from the Proposed Insured, must also sign.
        [_] Owner must always sign at the bottom of the page, even if already
                       ------                                 ---------------
            signed as Insured or as Applicant.
            ---------------------------------

 For Conversion, Exchange, or Option Exercise:
        [_] In all cases, the Owner and any Assignee of the original policy sign on the right side of the signature area.
        [_] The Proposed Insured, if not the Owner of the original policy, must sign on the left side.
        [_] For Option Exercise, the Proposed Insured and the Owner must always sign, even if no additional amount of insurance is applied for.
                  --------------------------------------------------------

 For Prepaid Cases:
        [_] Complete the health questions on the Temporary Life Insurance
            Receipt.
        [_] If all health questions are answered "No":
               ---
            [_] Finish completing the Receipt and give Premium Payer Part to the client.
            [_] Obtain a separate check for VL Premium.
            [_] Obtain a separate check for Adjustable Life Insurance Purchase
                Rider (ALIR) payment.
        [_] If any health question is answered "Yes" or is left unanswered:
                                                     ---------------------
            [_] Do not take any monies.
                ------
            [_] Do not give the receipt.
                ------
 Give Client:
        [_] MIB and Fair Credit Notice, and
        [_] Buyer's Guide (if applicable).

                                                                        A10GE197

APPLICATION NO.

                           LIFE INSURANCE APPLICATION (PART 1)
To: [_] Massachusetts Mutual Life Insurance Co.
                   [_]  MML Bay State Life Insurance Co.
                                                     [_] C.M. Life Insurance Co.
Springfield, Massachusetts 01111-0001         140 Garden St., Hartford, CT 06154

For: [_] New Life Insurance Policy
             [_] New Policy as Exchange of Term Insurance
                                                [_] Conversion of Term Insurance
     [_] New Policy Under Guaranteed Insurability Option  [_]
                                                             -------------------
- --------------------------------------------------------------------------------
Client Data
- --------------------------------------------------------------------------------
1. Name of Proposed Insured             first name
   (hereinafter referred to as Insured) [_][_][_][_][_][_][_][_][_][_][_]
                                        middle name
                                        [_][_][_][_][_][_][_][_][_]
                                        last name
                                        [_][_][_][_][_][_][_][_][_][_][_][_][_]
                                        suffix (e.g., Jr.)
                                        [_][_][_]

2. Current Address
                      ----------------------------------------------------------
                          street & no.              city               state

                      [_][_][_][_][_]-[_][_][_][_]
                      zip

3. Prior Address
   (if within 5 years ----------------------------------------------------------
                           street & no.              city               state

                      [_][_][_][_][_]-[_][_][_][_]
                      zip

4. Business/Employer
    Name & Address    ----------------------------------------------------------
                          name

                      ----------------------------------------------------------
                          street & no.              city               state

                      [_][_][_][_][_]-[_][_][_][_]
                      zip

5. Social Security Number [_][_][_]-[_][_]-[_][_][_][_]

6. Date of Birth
                 ---------------------------------------
                  mo.             day               yr.

7. [_] Male    [_] Female         8.  Birthplace
                                                -------------------------------
9. Citizen of USA   [_] Yes   [_] No  If "No," what country?
                                                            -------------------

Type of Visa   [_] Perm. [_] Temp.

10. Applicant   [_] Owner   [_] Insured

                [_] Other
                         ---------------------------------------------
                         (Print full name and relationship to Insured)

11. Plan Account Name (Employer)
    (complete if applicable)    --------------------------------------

    Plan Account No.
                    --------------------------------

- --------------------------------------------------------------------------------
12. Owner(Select only one of (a) through (k).) (*Print full name(s) and relationship(s) to the Insured.)

    (a) [_] Insured
  * (b) [_] Upon attainment of age               , the Insured shall become
                                  ---------------
            the Owner. Until then, the Owner shall be the Insured's
                                                                    -----------
                                , if living otherwise the Insured's
            --------------------                                    -----------
                                , if living, otherwise the Insured.
            --------------------

  * (c) [_] Lifetime Ownership in the Insured's                  , if living,
                                                -----------------
            thereafter in the Insured's                 , if living, thereafter
                                        ----------------
            in the Insured.
  * (d) [_] Insured's                                     , or his/her estate.
                     -------------------------------------
  * (e) [_] Joint Ownership:                       , or the survivor(s) of them.
                            -----------------------
    (f) [_]                         as Trustee(s), or the then-acting Trustee(s)
            ------------------------
            under the Trust Agreement dated                  . (Copy of signed
                                           ------------------
            Trust Agreement required.)
    (g) [_] Corporation                             , its successors or assigns.
                        ----------------------------
    (h) [_] Business Associate/Business Partner             , or his/her estate.
                                                ------------
    (i) [_] Partnership                                                       .
                       -------------------------------------------------------
    (j) [_] Incorporated Charitable Organization                           , its
                                                 --------------------------
            successors or assigns.
 *  (k) [_] Other (e.g., Non-Incorporated Charity, Custodian, or Tenancy-In-
            Common)
                   -------------------------------------------------------------

    If the last Owner is other than the Insured and all Owners predecease the
    Insured, then the Owner shall be the estate of the last Owner to die unless otherwise requested.

13. Owner's (if other than the Insured) Soc. Sec. No. or
    Taxpayer ID No.
                   ------------------------------------------------------------
    (If more than one Owner, give name and Soc. Sec. No. of all Owners in 15.)

14. Owner's (if other than the Insured) Address

    ----------------------------------------------------------------------------
    street & no.                  city                     state

    [_][_][_][_][_]-[_][_][_][_]
    zip

15. Remarks

- --------------------------------------------------------------------------------
A10GE197

APPLICATION NO.                                                           Page 2
- --------------------------------------------------------------------------------
16.  Beneficiary (Select only one of (a) through (i).) (For all Beneficiaries, print full name(s) and relationship(s) to the Insured.) Payment to all
     Beneficiaries shall be made in one sum unless otherwise requested.

    (a) [_] Primary
                   ------------------------------------------------------------

                   ------------------------------------------------------------

            Secondary (optional)
                                -----------------------------------------------

                ---------------------------------------------------------------
                [_] AND any lawful children of the Insured
Select          [_] AND any children born of the marriage of the Insured and said spouse
only one        [_] AND any children born of the marriage of, or legally adopted by, the Insured and said spouse
option          [_] *Trustee(s) under the Will of the Insured

     Tertiary (third to receive payment) (optional)
                                                   ----------------------------

          ---------------------------------------------------------------------
          [_] issue per stirpes of:   [_] Primary Beneficiary(ies)
                                      [_] Secondary Beneficiary(ies)
                                      [_] Tertiary Beneficiary(ies)

(b) [_] Estate of the Insured (Select only if Estate is Primary Beneficiary.)

(c) [_] *Trustee(s) under the Will of the Insured (Select only if Trustee(s)
        under the Will is Primary Beneficiary)

(d) [_] __________________________________________________ as Trustee(s), or the
        then-acting Trustee(s), under the Trust Agreement dated _______________

(e) [_] Corporation named in 12(g)

(f) [_] Business Associate/Business Partner named in 12(h)

(g) [_] Partnership named in 12(i)

(h) [_] Incorporated Charitable Organization named in 12(j)

(i) [_] Other
             -------------------------------------------------------------------
*"Trustee(s) under the Will of the Insured" means the then-acting Trustee(s) of the Trust under the Insured's Will that is probated. If no Will of the Insured is probated or no Trust is in effect under the Will that is probated, payment will be made to the Owner or to the estate of the Owner.

  Optional Provisions (for (a) and (f) only):

  UTMA/UGMA Custodian- During minority of the
  named child(ren),
                   -----------------------------------
                   (name of adult to act as Custodian)

     shall be Custodian for said child(ren) under the                  Uniform
                                                     ------------------
                                                          (state)
Transfers/Gifts to Minors Act.

     (If the Custodian is named for more than one child, the Custodian will act separately for each.)

Option D, Monthly Interest
Payments,for
   [_] Primary Beneficiary
   [_] Secondary Beneficiary
   [_] Tertiary Beneficiary
(not available for any beneficiary
for whom UTMA/UGMA is selected)

Deferral Clause for  [_] Primary  [_] Secondary [_] Tertiary  Beneficiary(ies).
Payment shall be made on the date [_] 30 days   [_]    days after the Insured's
                                                    ---
death.
Any beneficiary whose death occurs before such date will be considered as having predeceased the Insured.

If two or more persons are the beneficiaries in any class, payment shall be made equally to them or equally to the surviving beneficiaries in that class unless otherwise requested. If percentages or fractions are indicated and any beneficiary dies before the Insured, any share due that beneficiary will be paid proportionately to the surviving beneficiaries in that class. If payment is made in one sum and there is no beneficiary entitled to payment when the Insured dies and the Insured is the Owner at that time, payment shall be made to the estate of the Insured; but if the Insured is not the Owner, payment shall be made to the Owner.

- --------------------------------------------------------------------------------
Life Insurance Data
- --------------------------------------------------------------------------------
17.  Product
     [_] Whole Life            [_] 10-Year Level Term
     [_] Limited Pay WL        [_] APT
                       --------
     [_] Enhanced Whole Life   [_] Variable Life
     [_] Modified Whole Life   [_] Universal Life
     [_]
        ---------------------------------------------

18. Amount of Insurance (a or b)
    (a) Face Amount $
                     -----------------------
    (b) Face Amount purchased by a premium of $          at premium frequency
                                               ----------
        applied for in 39.
        [_] This premium includes all riders.

- --------------------------------------------------------------------------------
A10GE197

APPLICATION NO.                                                           Page 3

- ------------------------------------------------------------------------------------------------------------------------------------

 Life Insurance Data (continued)
- ------------------------------------------------------------------------------------------------------------------------------------

 19. Variable Life Net Premium Allocation (must total 100%)      20. Variable Life and Universal Life
 [_] MML Equity                                  %                   (a) Planned Premium (at frequency) $
                                 ----------------                                                        ---------------------------

 [_] MML Money Market                            %                   (b) Initial Additional Premium  $
                                 ----------------                                                     ------------------------------

 [_] MML Managed Bond                            %                   (c) Death Benefit Option (if applicable)  [_] 1   [_] 2
                                 ----------------
 [_] MML Blend                                   %               21. Automatic Premium Loan [_] Yes   [_] No
                                 ----------------
 [_] GPA                                         %                         (not available on Term or Variable Life)
                                 ----------------
 [_] Opp. Capital Appreciation                   %               22. Loan Interest Rate (where elective)
                                 ----------------
 [_] Opp. Growth                                 %
                                 ----------------
                                                                       [_] Adjustable   [_] 8%   [_] 6% (VL only)  [_]        %
 [_] Opp. Global Securities                      %                                                                     ------
                                 ----------------
 [_] Opp. Strategic Bond                         %               23. Policy Date (optional)
                                 ----------------                                           ----------------------
 [_]                                             %               24. To Save Issue Age (optional)
    ----------------------       ----------------                                                 ----------------
- ------------------------------------------------------------------------------------------------------------------------------------

For Variable Life Insurance, the Applicant acknowledges:
   . Receipt of a prospectus for the policy applied for;
   . That the variable value of the policy may increase or decrease in accordance with the experience of the Separate Account(s);
   . That there are no minimum guarantees as to the variable value;
   . That the fixed value of the policy earns interest at a rate not less than a minimum specified rate; and
   . That the death benefit may be variable or fixed under specified conditions.
- ------------------------------------------------------------------------------------------------------------------------------------

25. If the policy applied for will be used in connection with an employer-sponsored plan involving both males and females, will the policy be issued on a Unisex basis? [_] Yes [_] No
26. Waiver Of Premium and Disability Benefit Riders on:               * [_] Applicant-Adult Insured (Disability Only)
    [_] Insured (Disability Waiver) (not available on VL)             * [_] Applicant-Adult Insured (Death or Disability)
    [_] Insured (Disability Benefit) (UL and VL only)                 * [_] Applicant-Juvenile Insured (Death Only)
        Specified Monthly Amount (VL only) $                          * [_] Applicant-Juvenile Insured (Death or Disability)
                                            ----------------------    *Complete Supplement A3300
- ------------------------------------------------------------------------------------------------------------------------------------

 27. Other Riders                                                     28. Dividend Option (not available on Variable Life)
     [_] Accid. Dth Ben $          [_] Guar. Insurability $               [_] Paid-up Additions(not available on Term)
                         ---------                         ----------
     [_] Add'l Life Ins. Purch. (ALIR) $           [_] Dth. Ben. Guar.    [_] Reduce Premiums    [_] Cash
                                        ----------
     [_] Ren. Term 1-Yr. $         [_]                   $                [_] Accumulate at Interest  [_] Suppl. Insurance (EWL &
                          --------      ----------------   ----------         LISR)
     [_] Life Insurance Supplement Rider (LISR)                           [_] Dividend applied as Yearly     } (not available on
      (a) Requested Supplemental Ins. Amt. $                                  Term Purchase with balance to: } Term, EWL, or LISR)
                                            -------------------------
      (b) LISR Annual Premium              $                              [_] Paid-up Additions  [_] Reduce Premiums
                                            -------------------------
      (c) LISR Lump-Sum Payment            $                              [_]
                                            -------------------------         -------------------------------------------
     [_] Cost Of Living Adj.:                                             29. ALIR Dividend Option
            (a) Incr. Factor (xx.xx)          (b) Expiry Age              [_] Paid-up Additions    [_] Same as Basic Policy
                                     --------                --------
     [_] Other Insured Term:
            (a) Name                          (b) Amt. $
                     ------------------------            -------------
      (c) Qualified  (spouse, child, adopted child, stepchild, self)  [_] Y  [_] N
- ------------------------------------------------------------------------------------------------------------------------------------

 30. Life Insurance currently applied for, contemplated, or now in force on the
     Insured in other companies. (Exclude amounts shown in 32(a).) If none, check here [_]
                                                                                                                      Currently
    Name of Other Company (No MassMutual or affiliates)                      Amount          Year(s) Issued      or   Applied For
- ------------------------------------------------------------------------------------------------------------------------------------

                                                             $                                                             [_]
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           [_]
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           [_]
- ------------------------------------------------------------------------------------------------------------------------------------

 31. Total amount of new insurance to be placed currently in all companies $
                                                                           ------------------------------------

 32. Replacement/Section 1035 Exchange (For each policy listed in (a), include completed replacement forms with this application.)
      (Do not complete for Term Conversions and Term Exchanges)

    (a) Will the insurance now being applied for replace or change, or is it intended to replace or change, any insurance or annuity, in whole or in part, issued by this or any other company? [_] Yes [_] No If "Yes," complete the following.

                    Company Name                          Policy Number          Product           Face Amount
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  $
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

    (b) If the policy applied for is intended to qualify for a Section 1035 exchange, the approximate value of the policy to be exchanged is
        $                                 and will be applied for on the new
         --------------------------------
        policy in the form of:
        [_] ALIR [_] LISR [_] Additional Premium (UL, VL)   [_] Initial Premium
        (Other Life).  (If exchanging another company's policy, the policy, a completed absolute assignment form, and the other company's blank surrender form should accompany this application.)

APPLICATION NO.                                                           Page 4

- --------------------------------------------------------------------------------
                            Juvenile Data (ages 0-15)
- --------------------------------------------------------------------------------

33. Total life insurance currently applied for, contemplated, or now in force on Insured's father/mother/siblings in all companies. (Name, age, relationship to Insured, and amount - explain if none)
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
34. Total life insurance now in force in all companies on Applicant if other than parent of Insured $ ___________________________________________________

35. Does the Insured reside with the Applicant? [_] Yes [_] No
    If "No," the Insured resides with
    Name ___________________________ Relationship to Insured ___________________

36. Remarks

- --------------------------------------------------------------------------------
 Conversion, Exchange, and Option Data
- --------------------------------------------------------------------------------
                      Term Insurance Conversion or Exchange
- --------------------------------------------------------------------------------

37.(a)  [_] Conversion of term insurance under policy(ies) numbered: ______________  ______________  ______________
            Date of New Policy (required) ____________ Type of Term: ______________  ______________  ______________
            If not all of the term insurance is to be converted, complete the following.
                                                                                                              Balance to be
            Policy Number      Name(s) of Term Rider(s) if applicable       Amount to be converted      Terminated      Continued
            ----------------------------------------------------------------------------------------------------------------------

                                                                                                            [_]            [_]
            ----------------------------------------------------------------------------------------------------------------------
                                                                                                            [_]            [_]
            ----------------------------------------------------------------------------------------------------------------------

    (b) [_] Exchange of term insurance under policy(ies) numbered _____________
            [_] Term policy numbered ___________ is amended by adding the right to exchange the term insurance provided by the policy for new term insurance. It is to be exchanged for the new term insurance applied for in this application. The policy will terminate when this new policy takes effect. Any dividends to the credit of the exchanged policy will be paid in cash.

            [_] The _________ term rider under policy numbered is amended by adding the right to exchange the term insurance provided by the rider for the new term insurance. It is to be exchanged for the new term policy applied for in this application. The rider will terminate when this new policy takes effect. If the existing policy has more than one term rider and not all of them are being exchanged, identify the one(s) being
                exchanged:_____________________

            --------------------------------------------------------------------

    The following applies to conversions only:
    (c) If the term insurance provides that ADB, GIO/IPR, and/or Waiver Of
        Premium are to be included in the new policy, the riders will automatically included unless otherwise requested here: Do not include
        [_] ADB         [_] GIO/IPR     [_] Waiver Of Premium
    (d) [_] Policy(ies) listed above in (a) or (b) does not have rider(s)
            applied for in 27 (requires evidence of insurability).
    (e) [_] The Face Amount applied for in 18 is greater than the amount available for the conversion; this additional amount is
            $ __________________ (requires evidence of insurability).
- --------------------------------------------------------------------------------
                         Guaranteed Insurability Option
- --------------------------------------------------------------------------------

 38.(a) Option under Policy(ies) Numbered         Type of Option Date                      Amount Being Exercised
                                                  [_] Regular   [_] Substitute             $
        ---------------------------------                                                   -------------------------
                                                  [_] Regular   [_] Substitute             $
        ---------------------------------                                                   -------------------------
                                                  [_] Regular   [_] Substitute             $
        ---------------------------------                                                   -------------------------

    (b) [_] For Substitute Option Date
            Reason:  [_] marriage  [_] birth of child(ren)  [_] adoption of child(ren)     Date of applicable event: __________
    (c) [_] Face Amount applied for in 18 exceeds total of amounts being exercised under option; this additional amount is
            $ ____________________  (requires evidence of insurability).
    (d) [_] Original policy(ies) does not have rider(s) applied for in 27 (requires evidence of insurability).

 A10GE197

APPLICATION NO.                                                          Page 5
- --------------------------------------------------------------------------------
Payment Data
- --------------------------------------------------------------------------------

39. Premium Payments
    (a)  Billing Type                               (b) Frequency
         [_]  Automatic Bank Account Withdrawal         [_]  Annual               [_]  Quarterly
         [_]  Regular                                   [_]  Semiannual           [_]  Monthly (not with Regular)
         [_]  Invoice/Franchise                         [_]
                                                             -----------------------------------------------------------
40. Premium Payer:     [_]  Insured     [_]  Owner   [_]  Other
                                                                --------------------------------------------------------
    Mailing Address:   [_]  Insured's Home           [_]  Other
                                                                --------------------------------------------------------
                       [_]  Insured's Business
                                                                --------------------------------------------------------
                       [_]  Owner's Address
                                                                --------------------------------------------------------

41. Has the first premium on the insurance applied for been paid? [_] Yes [_] No  If "Yes," amount paid is $
                                                                                                             -----------
- ------------------------------------------------------------------------------------------------------------------------------------
Personal Data Regarding the Insured
- ------------------------------------------------------------------------------------------------------------------------------------
42. (a) Has the Insured smoked cigarettes during the past 12 months?                                                  [_] Yes [_] No
    (b) If "No," has the Insured used tobacco or nicotine in any other form during the past 12 months?                [_] Yes [_] No
    (c) Has the Insured used tobacco or nicotine in any form during the past 3 years? (If "Yes," give details in 50.) [_] Yes [_] No
- ------------------------------------------------------------------------------------------------------------------------------------
               Complete the following only if Evidence of Insurability is required. Explain "Yes" answers in 50.
- ------------------------------------------------------------------------------------------------------------------------------------
43. (a) Insured's Occupation(s) and Exact Duties
        Occupation(s)                                                     Exact Duties

        -----------------------------------------------------------       ----------------------------------------------------------

        -----------------------------------------------------------       ----------------------------------------------------------

    (b) Length of time with current employer ______________________________ (If less than 6 mos., give name(s) of previous employer(s), occupation(s), duties, and dates of employment for last three years in 50.)
44.  Insured's current driver's license no.                                               State
                                            --------------------------------------------       --------------------
45.  Does the Insured now contemplate any foreign travel?                                               [_] Yes   [_] No
46.  Within the last 3 years has the Insured been, or does the Insured now expect to become, a pilot, student pilot, or crew member of any type of aircraft?
     If "Yes," complete Aviation Supplement A3310                                                       [_] Yes   [_] No
47.  Within the last 3 years has the Insured taken part in, or does the Insured now expect to take part in, underwater diving, hang gliding, para sailing, para kiting, parachuting, skydiving, mountain climbing, or organized racing by automobile, motorcycle, motorboat, or snowmobile, or any other form(s) of hazardous activity?
     If "Yes," complete Avocation Supplement A3320                                                      [_] Yes   [_] No
48.  Within the last 5 years has the Insured been in a motor vehicle accident, been convicted of operating a motor vehicle while under the influence of alcohol or other drugs, been convicted of a moving violation, or received a
     driver's license restriction or revocation?                                                        [_] Yes   [_] No
49.  Has the Insured ever been convicted of a felony?                                                   [_] Yes   [_] No
50.  Remarks

 A10GE197

APPLICATION NO.                                                         Page 6
- --------------------------------------------------------------------------------
Agreement And Signatures
- --------------------------------------------------------------------------------
The person(s) signing below agree that:

The Application - This is Part 1 of an application for Life Insurance. The application includes any Part 2 that may be required and any amendments and supplements to either Part. To the best of the knowledge and belief of the person(s) signing below, all statements in this Part 1 are complete and true and were correctly recorded. Each person signing below adopts all of the statements made in the application and agrees to be bound by them.

Company, as used in this Application, refers to Massachusetts Mutual Life
Insurance Company and/or MML Bay State Life Insurance Company and/or C.M. Life
Insurance Company.

Liability of Company - The insurance applied for will not take effect unless each of the applicable conditions is met:

   1. For all cases: The first premium has been paid during the lifetime of all
      -------------
      persons to be insured by the policy and the application has been approved by the Company at its Home Office/Principal Administrative Office.

   2. For insurance purchased under a guaranteed insurability rider or
      ----------------------------------------------------------------
      agreement: The first premium must be paid within the time period specified
      ---------
      in the rider or agreement. If all applicable conditions are met, the insurance purchased under such rider or agreement becomes effective according to its terms.

   3. For conversion or exchange: The policy that provides the insurance being
      --------------------------
      converted or exchanged must be received by the Company at it Home
      Office/Principal Administrative Office. The first premium may be reduced by any conversion allowances permitted. If all applicable conditions are met, the insurance purchased under an exchange or conversion becomes effective, and coverage being converted or exchanged terminates, on the
      Issue Date of the policy applied for.

   4. For insurance not provided for in 2 or 3 above: The first premium may be
      ----------------------------------------------
      paid to the agent in exchange for a Temporary Life Insurance Receipt signed by that agent. If this is done, the Company shall be liable only as set forth in that Receipt. If not, (i) the policy must be delivered to the person named as Owner therein; and (ii) at the time of payment and delivery, all statements that relate to the insurability of all persons to be insured under the policy are complete and true as though they were made at that time.

Authority of Agents - No agent can change the terms of this application or any policy issued by the Company. No agent can waive any of the Company's rights or requirements or extend the time for any payment.

Changes and Corrections - Any change or correction of the application will be shown on an Amendment of Application attached to the policy. Acceptance of any policy issued shall be acceptance of any change or correction of the application made by the Company. However, any correction or change of amount, classification, plan of insurance, or riders applied for in this application must be agreed to in writing.

Authorization To Obtain And Disclose Information (For The Insured And/Or
Applicant) - I have received the Notice about the Medical Information Bureau,
Inc. (MIB). I have also received the Notice about the Fair Credit Reporting Act.
I understand and authorize an investigative report to be made. This report may include information about my character, general reputation, personal characteristics, and mode of living. I hereby authorize certain parties that have any records or knowledge of me and my health (or my children and their health if juvenile insurance), to make such information available to the Company and its reinsurers. These parties include: any licensed physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance company, the MIB, or other organization. I agree that a photocopy or facsimile of this authorization may be used to obtain information.
- --------------------------------------------------------------------------------
          ANY POLICY ISSUED AS A RESULT OF A MATERIAL MISSTATEMENT OR OMISSION
      OF FACTS MAY BE VOIDED, AND THE COMPANY'S ONLY OBLIGATION SHALL BE TO
      RETURN PREMIUMS PAID.
- --------------------------------------------------------------------------------

               For All Cases                            For Conversions, Exchanges, and Option Purchases
 Proposed Insured (if age 16 or older)                  Owner of Original Policy

- ----------------------------------------------------    ------------------------------------------------------
 Applicant, as given in 10 (if not Proposed Insured)    Assignee of Original Policy

- ----------------------------------------------------    ------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------
 Signed at                                                                         on
          -------------------------------------------------------------------------  -------------------------
                   city                                                state                    date
- --------------------------------------------------------------------------------------------------------------

 General Agent submitting application (Agcy. No.)     Agent who actually solicited this application         (print name here)
- -------------------------------------------------     ---------------------------------------------         -----------------
- -----------------------------------------------------------------------------------------------------------------------------
 A10GE197       Massachusetts Mutual Life Insurance Company and affiliated insurance companies   Springfield MA 01111-0001

 Taxpayer Identification - The Owner of the policy applied for herein certifies, under penalties of perjury, that: (i) the number referred to in 5 or 13 of this application is his/her correct Taxpayer Identification Number (or he/she is waiting for a number to be issued); and (ii) he/she is not subject to backup withholding either because he/she has not been notified by the Internal Revenue
 Service (IRS) that he/she is subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified him/her that he/she is no longer subject to backup withholding. If the IRS has notified the Owner that he/she is subject to backup withholding and he/she has not received notice from the IRS that backup withholding has terminated, he/she should strike out the language here in (ii) that he/she is not subject to backup withholding due to notified payee underreporting.

                                                   on
- ---------------------------------------------------  -------------------------
Signature of Owner of New Policy                                Date

APPLICATION NO.    Massachusetts Mutual Life Insurance Company
                       and Affiliated Insurance Companies
                              Investor Account Card

This suitability form is required for all variable products unless otherwise directed.

- ------------------------------------------------------------------------------------------------------------------------------------

1.  Owner's Name _____________________________________________    2. Approximate net worth (exclusive of home, fur-
                                                                     nishings, and automobiles)
                                                                     ------------------------------------------------
For non-individually owned contracts, leave 3 through 9 blank.

3.  Number of Dependents _________________________________        4. Age(s) of Dependents __________________________

5.  Owner's Date of Birth ________________________________        6.   Estimated current annual household income
                                                                   --------------------------------------------------------------
                                                                            Earned                        Unearned
                                                                     $ _________________________  $ __________________________
                                                                   --------------------------------------------------------------
7.  Name of Owner's Employer __________________________________   8.Owner's Occupation _______________________________________

                        no. & street                   city                            state                  zip
9.  Address of Employer ______________________________________________________________________|__|__|__|__|__|-|__|__|__|__|

10. Is Employer a member of the NASD?                           11. Owner's estimated Federal Income Tax bracket
    [_] Yes      [_] No                                             [_] 15%     [_] 28%     [_] 31%    _______ %

12. Investment Objectives: (check all that apply)
    [_] Growth of Assets                    [_] Conservation of Principal       [_] Other (specify) _____________________________
    [_] Retirement Income                   [_] Tax Sheltered Accumulations

13. I am comfortable assuming: (check all that apply)
    [_] Low Risk            [_] Moderate Risk           [_] High Risk           [_] Other (specify) _____________________________

14. Source of Funds:
    [_] Current Income                      [_] Qualified Plan Distribution     [_] IRA Rollover
    [_] Personal Savings                    [_] Mutual Fund Redemption          [_] Other (specify) _____________________________
    [_] CD/Money Market Fund                [_] Insurance Proceeds

If the owner of this contract is other than an individual, i.e. trust, guardian, conservator, etc., substantiating documents that include authorized signatures must be submitted.

15. Comments:

16. To the best of my knowledge, the above answers are true and correctly recorded. I believe the contract or policy applied for is suitable for my investment objectives.

    _____________________________________________________________    ____________________________________________________________
                     Signature of Owner                                                         Date

- ------------------------------------------------------------------------------------------------------------------------------------
17. Attestation of Registered Representative
    The Owner listed above has been informed of the risks involved in this investment, and I certify that I have reasonable grounds for believing that this contract or policy is suitable for the Owner's objectives.

    _____________________________________________________________    ____________________________________________________________
             Signature of Registered Representative                                             Date

- ------------------------------------------------------------------------------------------------------------------------------------

18. Home Office Use Only

    _____________________________________________________________    ____________________________________________________________
                Approval of Authorized Principal                                                Date

    Comments:

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            LAC-9700

APPLICATION NO.                 AGENT'S STATEMENT

- -------------------------------------------------------------------------------
Complete for all cases
- -------------------------------------------------------------------------------
Additional Issue Information

1.  Is best underwriting class anticipated?             [_] Yes [_] No
2.  If Insured's name is to appear on the policy other than as "First Name-
    Middle Initial-Last Name," specify below

    --------------------------------------------------------------------------
3.  (a) Is application from a new premium-payer client to the company?
                                                         [_] Yes [_] No
    (b) If the Insured is a previous client, give the Client Identification No.

         ---------------------------------
4.  How long have you known the Insured? _____________________________________
5. How well do you know the Insured?
    [_] Very well    [_] Casually   [_] Met on solicitation(Give details in 22.)

6.  (a) Insured's Annual Earned Income       Actual    Agent Estimate
                         ------              ------    --------------
        $ _______________________________    [_]           [_]
    (b) Insured's Annual Unearned Income
                         --------
        $ _______________________________    [_]           [_]
    (c) Spouse's Total Annual Income
        $ _______________________________    [_]           [_]
    (d) Insured's Net Financial Worth
        $ _______________________________    [_]           [_]

7.  Insured's Marital Status
    [_] Single   [_] Married   [_] Widowed   [_] Divorced

8.  Do you have any knowledge of a present disability of the Insured?
                                                        [_] Yes  [_] No
                                                      (If "Yes," explain in 22.)

9.  (a) Soliciting Agent telephone (if different from agency)

        ------------------------------

    (b) Insured's telephone (Best time of day to call _________________________)
        Home _________-_________-_________ Business _________-_________-________

10. (a) To the best of your knowledge, during the last six months has any policy on the life of the Insured been, or if the application is approved is it contemplated that any policy will subsequently be, surrendered or otherwise terminated, lapsed, or placed on other than a premium-paying basis, rewritten to release cash values, reduced in amount or term of coverage, assigned as collateral for a loan, or subjected to borrowing of loan values?
                                                                  [_] Yes [_] No

                                             (If "Yes," complete the following.)

      Company Name      Policy Number     Product     Face Amount
    ---------------------------------------------------------------------
                                                      $
    ---------------------------------------------------------------------
                                                      $
    ---------------------------------------------------------------------
                                                      $
    ---------------------------------------------------------------------

    (b) Have you delivered the appropriate replacement form? [_] Yes [_] No
    (c) Is a copy of the sales illustration used being forwarded with this
        application?                                         [_] Yes [_] No

11. If ALIR is requested, to the best of your understanding ALIR payments will be [_] for one year [_] on a continuing basis

12. (a) Will dividends from any existing MassMutual Policy be used to pay
        all or part of the initial premium on this policy?    [_] Yes [_] No
                                               (If "Yes," complete Form F5341.)
    (b) Will initial premium be paid by a loan from any MassMutual policy?
                                                              [_] Yes [_] No
                                               (If "Yes," complete Form F5341.)

Information About This Sale

13. Was this application taken by mail?                       [_] Yes [_] No

14. Supporting information for a business-related sale
    (a) Business is a:
    [_] Sole Proprietorship  [_] Partnership   [_] Corporation
        Year established ___________  No. of employees ____________
    (b) If policy is to be owned by a business or business associate, give names of the other officers or partners and the amount of insurance the business now carries on their lives. (If any officers or partners are not insured, explain in 22.)
                Name                   Title           Amount
    ________________________   __________________  $_______________
    ________________________   __________________  $_______________
    ________________________   __________________  $_______________

15. (a) Is this part of a multi-life case?                  [_] Yes [_]No
    (b) If yes, total number of applications _______
    (c) Was census submitted to Home Office?                [_] Yes [_]No
    (d) Guaranteed Acceptance Prog. for Exec. (GAPE)?       [_] Yes [_]No
    (e) Is any policy to be part of a:
        [_] Pension/Profit Sharing Plan  [_] Split Dollar Plan

16. If Split Dollar, Method:
    [_]Endorsement   [_]Collateral Assignment

17. Primary purpose of insurance(check one only)
    Personal Needs:
    [_] Mortgage Cancellation     [_] Retirement        [_] Estate Taxes
    [_] Income for Dependents     [_] Education Fund    [_] Gifts/Bequests
    [_] Other Personal Needs(Explain in 22.)
    Business Needs:
    [_] Stock Redemption      [_] Cross Purchase
    [_] Key Employee          [_] Deferred Compensation
    [_] Sec.162 Bonus Plan    [_] Other Business Needs(Explain in 22.)
Agent and Compensation Information
18. (a) Are you the Proposed Insured?                     [_] Yes [_]No
    (b) Is Insured your spouse/child/parent/sibling?      [_] Yes [_]No

19. If you are not a full-time MassMutual Agent, what is your primary company affiliation? _________________________________________

20. List below the agent(s) who will receive commissions.
    If more than one, enter percentage applicable to each.
         Agent's Name        Ident. Code         First Yr. %     Ren'l %
    1. ________________   __________________   _____________   ___________
    2. ________________   __________________   _____________   ___________
    3. ________________   __________________   _____________   ___________
    4. ________________   __________________   _____________   ___________
    5. ________________   __________________   _____________   ___________
    6. ________________   __________________   _____________   ___________
                                                   100%            100%

21. If the sale of this policy will be credited to more than one General
    Agency, specify below:
        Agency Name           Agency No.          % of Split

    __________________   __________________   _________________
    __________________   __________________   _________________
                                                    100%
22. Remarks

- --------------------------------------------------------------------------------
Date ______________________  Signature of Soliciting Agent ____________________
- --------------------------------------------------------------------------------
A1AGE197

APPLICATION NO.
                       TEMPORARY LIFE INSURANCE RECEIPT

To: [_] Massachusetts Mutual Life Insurance Co.   [_] MML Bay State Life Insurance Co.     [_] C.M. Life Insurance Co.
                        Springfield, Massachusetts 01111-0001                                  140 Garden St., Hartford, CT 0615

 Person(s) Proposed   _____________________________________________________________________________________________________
 for Insurance          Last Name                    First Name                   Initial        Suffix (e.g., Jr., III)
  (please print)      _____________________________________________________________________________________________________
                        Last Name                    First Name                   Initial        Suffix (e.g., Jr., III)
====================================================================================================================================

Health Questions
(If more than one person is proposed for insurance and a "Yes" answer applies to either one, the question must be answered
"Yes." No agent is authorized to accept premium if any of the questions are answered "Yes" or left unanswered.)

Has the Proposed Insured(s):

1. Ever been treated for, or been diagnosed by a member of the medical profession as having,
   cancer, stroke, or disease of the heart?                                                               [_] Yes [_] No
2. In the last 10 years applied for life insurance and been declined, postponed, rated, or restricted?    [_] Yes [_] No
3. In the last 90 days been admitted, or been advised by a member of the medical profession to be
   admitted, to a hospital or other medical facility?                                                     [_] Yes  [_] No
4. Ever been treated for, or been diagnosed by a member of the medical profession as having,
   a deficiency of the immune system such as acquired immune deficiency syndrome (AIDS)?                  [_] Yes  [_] No

 R10GE197  (Company Part)                                                                (continued on reverse side)
- ------------------------------------------------------------------------------------------------------------------------------------
1296105901                          TEMPORARY LIFE INSURANCE RECEIPT
 APPLICATION NO.
 Company:
   [_] Massachusetts Mutual Life Insurance Co.   [_] MML Bay State Life Insurance Co.      [_] C.M. Life Insurance Co.
                        Springfield, Massachusetts 01111-0001                                  140 Garden St., Hartford, CT 06154

Payment in the amount of $ ______________________________ for life insurance on ____________________________________________________

____________________________________________________________________________________________________________________________________
                                                 Print Name of Proposed Insured(s)

was received by _________________________________________________________ on _____________________________________________________ .
                                    Agent's Signature                                                Date

IMPORTANT: THIS RECEIPT PROVIDES A LIMITED AMOUNT OF LIFE INSURANCE FOR A LIMITED PERIOD OF TIME. THE LIFE INSURANCE IS SUBJECT TO
THE PROVISIONS OF THIS RECEIPT. NO LIFE INSURANCE GOES INTO EFFECT UNDER THIS RECEIPT UNLESS (i) ALL HEALTH QUESTIONS WERE ANSWERED
"NO" AND (ii) PART 1 OF THE APPLICATION FOR LIFE INSURANCE HAS BEEN COMPLETED AS OF THE DATE OF THIS RECEIPT. NO LIFE INSURANCE GOES
INTO EFFECT UNDER THIS RECEIPT FOR AMOUNTS APPLIED FOR UNDER CONVERSION OR GUARANTEED-INSURABILITY OPTIONS.
- ------------------------------------------------------------------------------------------------------------------------------------

Temporary Life Insurance

Subject to the limitations stated in this receipt, the temporary life insurance provided by this receipt becomes effective as of the date of this receipt.

The temporary life insurance provided by this receipt continues to, but not including, the earliest of:
1. The date 60 days after the date the temporary life insurance becomes effective;
2. The date the life insurance applied for is approved;
3. The date a policy, other than as applied for, is presented to the applicant for acceptance or rejection;
4. If the application is rejected, the date the Company mails the notice of rejection and refunds the payment made;
5. The date the premium payer requests from the Company a refund of the amount paid under this receipt.

If benefits are payable under the policy issued pursuant to the application for insurance, no benefits are payable under this receipt.

(continued on reverse side)

R10GE197

COMPANY'S LIABILITY
Subject to the provisions of this receipt, the amount of temporary life insurance is equal to the amount of life insurance applied for, including any riders. However, the amount of temporary life insurance plus the life insurance under any other receipt(s) the Company has outstanding on each person proposed for insurance cannot exceed the following limits:

                  Age*           Limit              Age*         Limit
                under 56      $1,000,000           66-70       $250,000
                 56-60           750,000           71-75        100,000
                 61-65           500,000          over 75             0

     *Age means the age, on the birthday nearest the date of this receipt, of each person proposed for insurance.

These limits include amounts under any accidental death benefit agreement or rider applied for. If the amount of insurance applied for exceeds these limits, the Company's only liability for the excess will be to return the amount of payment made for it.

If any Proposed Insured commits suicide, while sane or insane, the Company's only liability under this receipt is to refund the payment made.

If the check or draft received in payment for the premium is not honored when first presented for payment, coverage under this receipt is void.

CONTESTABILITY
We rely on all statements made by or for the Proposed Insured(s) in this receipt and in the application. The Company can contest the validity of the temporary life insurance for any material misrepresentation of fact either in the health questions stated in this receipt or in the application numbered above.

AUTHORITY OF AGENT
No agent can change the terms of this receipt, or the application, or any policy issued by the Company. No agent can waive any conditions or extend the time requirements to meet them. No agent is authorized to accept premium before Part
1 of the application for life insurance has been completed. No agent is authorized to accept premium if any of the health questions stated on the
Company Part of this receipt are answered "Yes" or left unanswered.

(Premium Payer Part)
 ................................................................................

Payment in the amount of $                  was received on
                           ----------------                 --------------------
                                                                     Date
AGREEMENT AND SIGNATURES
The person(s) signing below agree that:
They have received and read (or had read to them) the receipt detached from this form for the amount indicated above. They understand and agree to its terms and conditions. To the best of their knowledge and belief, the answers to all health questions stated on the reverse side are complete and true and were correctly recorded before they signed their name(s) below.

- ------------------------------------------------
Premium Payer

- ------------------------------------------------  ------------------------------
Person(s) Proposed for Insurance (if different)

Signed at                                          on
          ----------------------------------------    --------------------------
                   City               State                      Date

(Company Part)

R10GE197 (Company Part)

                Notice To Insured And/Or Applicant For Insurance

Thank you for applying for insurance with us. We will give your application prompt consideration and will notify you of our action as soon as possible.

In addition to your answers on the application, we must also consider information from other sources. These sources may include results of a physical examination, an investigative consumer report, and reports from doctors who have attended you or from hospitals where you have been treated.

MEDICAL INFORMATION BUREAU NOTICE - Information regarding your insurability will be treated as confidential. We or our reinsurers may, however, make a brief report thereon to the Medical Information Bureau, Inc., a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply that company with the information it may have in its files.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. Unless the Medical Director feels that it is in your best interest to disclose this information to your physician, it will be disclosed directly to you. If you question the accuracy of information in the
Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex
Station, Boston, Massachusetts 02112, telephone number (617) 426-3660. We or our reinsurers may also release information in our file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

The purpose of the Bureau is to protect its member companies and their policyholders from the costs created by people who try to hide facts about their insurability. Information furnished by the Bureau cannot be used as a basis for evaluating risks. However it may be used to alert us to the possible need for further investigation. THE BUREAU DOES NOT HAVE MEDICAL REPORTS FROM HOSPITALS
AND DOCTORS. THE INFORMATION IN ITS FILES DOES NOT SHOW WHETHER AN INSURANCE
APPLICATION WAS ACCEPTED, PLACED IN AN INCREASED PREMIUM CLASS OR DECLINED.
(This Notice is only valid where permitted by law).

FAIR CREDIT REPORTING ACT NOTICE - As previously noted, an investigative consumer report may be made on you. It will cover information about your insurability, including information regarding your character, general reputation, personal characteristics and mode of living. The information may be obtained through personal interviews with you, an adult family member, friends, neighbors and associates. You may send us a written request for a complete and accurate disclosure of the nature and scope of any report that is made.

If requested, we will be happy to let you know whether or not we asked for an investigative consumer report to be made. If we did, we will also tell you the name and address of the consumer reporting agency that furnished the report. By contacting that agency, you may inspect and receive a copy of the report.

OUR PURPOSE - Part of our basic Company purpose is to provide insurance at the lowest possible cost. The underwriting process is necessary both to assure this low cost and to make sure that each policyholder contributes his or her fair share of the cost. The procedures described above benefit you as a policyholder, because they assist us in providing your insurance at the lowest possible cost.

N148-9000

                                                  Adult
[LOGO OF MASSMUTUAL APPEARS HERE]                 Form

Application
Part 2 (A50GE) - General Version

This application may be completed for all products when the Proposed Insured's insurance age is 16 years or older. (Use Juvenile Form Part 2, A55, for ages 0 through 15.)

- --------------------------------------------------------------------------------
  Contents
        Part 2 of Application:

      . For use by an Authorized Agent with Non-Medical Privilege
      . For use by an Authorized Examiner
- --------------------------------------------------------------------------------

See additional information on reverse side

Massachusetts Mutual Life Insurance Company and affiliated insurance companies
Springfield MA  01111-0001

                                                                        A50GE197

 There is a direct relationship between providing complete and accurate medical history and facilitating the underwriting and issue cycle so that clients receive the best possible service.

Avoid The Common Reasons For Delays In Processing
================================================================================

1. If amount limits, underwriting requirements, etc. qualify the Proposed
   Insured non-medically, do not have the client examined.

2. Answer all questions completely -
   .  Ensure that all required questions are answered. Don't skip any "yes/no"
      questions.
   .  Fully describe all medical history and findings.
   .  A history should be described thoroughly but concisely so that the "who, what, when and why" are clear to the reader.
   .  When the Proposed Insured is unclear as to the specifics, try to include as much information as possible, particularly as to the relevant dates, names and addresses of physicians, hospitals, etc.
   .  In "Explanatory Details and Remarks," reference to the precise "Question
                                                             -------
      Number" is important. For example, if reference is to a question with more than one part, do not enter the Question Number as "5"; use "5c" even though it may seem obvious which part of the question is being referred
      to.

3. Ensure that all necessary signatures have been obtained (Proposed Insured,
   Witness, Examiner) and, where forms require dating, the dates have been included.

General Instructions
================================================================================

      Medical
      -------

         . When scheduling an exam, furnish the client with the name of the soliciting agent, agency name and number and the total amount of insurance applied for so this information may be included by the examiner at the bottom of page 3.

         . If an examiner has not previously been authorized by the Home Office, authorization should be obtained from the Medical Examiner's Section of New Business before the exam is performed. Form M1300, Explanation
                           ------
           of Using Unauthorized Examiner, should also be completed.

      Non-medical
      -----------

         . If the Proposed Insured is a member of the agent's immediate family, the "Witness" area of the Part 2 is to be signed by the agent and
                                                                         ---
           either the General Agent or the authorized Manager.

                                                                        A50GE197

                             APPLICATION (PART 2)
APPLICATION NO.

To:   [_] Massachusetts Mutual Life Insurance Co.     [_]  MML Bay State Life Insurance Co.   [_] C.M. Life Insurance Co.
                        Springfield, Massachusetts 01111-0001                                     140 Garden St., Hartford, CT 06154

- --------------------------------------------------------------------------------
Personal Information
- --------------------------------------------------------------------------------
In all cases, the terms "you" and "your" refer to the Proposed Insured.

1. a. Full name of Proposed Insured
First Name
[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]

Middle Name
[_][_][_][_][_][_][_][_][_][_][_][_][_][_]

Last Name
[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]

Suffix
[_][_][_]  (e.g. Jr., III)
                               mo.                day                     yr.
b. Date of Birth _______________________________________________________________
c. Client ID (If known) ________________________________________________________
d. Social Security No. [_][_][_] [_][_] [_][_][_][_]

- --------------------------------------------------------------------------------
Do not complete 2 if being medically examined.

2. a. Height in shoes ______ ft. _____ in.
   b. Weight (clothed) __________ lbs.
   c. Loss in weight in the past year?     [_] Yes  [_] No
      If "Yes," Amount ________ lbs.  Reason __________________________________

- --------------------------------------------------------------------------------
                     Age if    Age at
3. Family History    Living    Death        Cause of Death
- --------------------------------------------------------------------------------
   a. Father
- --------------------------------------------------------------------------------
   b. Mother
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
General Health
- --------------------------------------------------------------------------------
If "Yes" to any question, please explain in 11 below.            Yes      No
- --------------------------------------------------------------------------------
4.  Have any of your parents, brothers or sisters:
    a. had cardiovascular disease prior to age 60?.............  [_]      [_]
    b. ever had diabetes, kidney disease, or other familial
       Disorder?...............................................  [_]      [_]
- --------------------------------------------------------------------------------
5.  a. Have you smoked cigarettes in the past 12 months?.......  [_]      [_]
    b. If "No," have you used tobacco or nicotine in any other
       form during the past 12 months?.........................  [_]      [_]
    c. Have you used tobacco or nicotine in any form during
       the past 3 years?.......................................  [_]      [_]
- --------------------------------------------------------------------------------
6.  Have you ever received any treatment in relation to
    alcoholism or use of alcohol?..............................  [_]      [_]
- --------------------------------------------------------------------------------
7.  Have you ever used barbiturates, narcotics, cocaine or
    other controlled substances not prescribed by a physician?.  [_]      [_]
- --------------------------------------------------------------------------------
8.  Have you applied for life or health insurance and been
    declined, postponed, rated or restricted in the last
    ten years?.................................................  [_]      [_]
- --------------------------------------------------------------------------------
9.  Have you ever requested or received a pension, benefits,
    or payment because of an injury, sickness or disability?...  [_]      [_]
- --------------------------------------------------------------------------------
10. Have you been treated for, or been diagnosed by a member of the medical profession as having, a deficiency of the
    immune system such as acquired immune deficiency syndrome
    (AIDS) or AIDS related complex (ARC)?......................  [_]      [_]
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
11.              COMPLETE 11 FOR EACH "YES" ANSWER IN 4 - 10 ABOVE
- --------------------------------------------------------------------------------
  Question
   Number                   Explanatory Details and Remarks
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

A50GE197

                                                                         Page 2
APPLICATION NO.

- --------------------------------------------------------------------------------
 Medical History
- --------------------------------------------------------------------------------
         Complete 29 Below For Each Medical History Checked in 12 - 27
For Questions 12 - 27, have you ever been advised of, treated for, or had any known indication of:
- --------------------------------------------------------------------------------
12. ASTHMA OR BRONCHITIS
          [_] Not Applicable
    Type:
      a - [_] Asthma
      b - [_] Bronchitis
      c - [_] Chronic Bronchitis
      d - [_] Other ______________________
                          (specify)
Yes  No
[_]  [_] Wheezing between acute attacks?
[_]  [_] Are the symptoms continuing?
- --------------------------------------------------------------------------------
13. ARTHRITIS
          [_] Not Applicable
    Type:
      a - [_] Degenerative/Osteoarthritis
      b - [_] Rheumatoid
      c - [_] Gouty
      d - [_] Other ______________________
                          (specify)

Bones or joints involved _________________
__________________________________________
- --------------------------------------------------------------------------------
14. ULCER
          [_] Not Applicable
    Type:
      a - [_] Duodenal
      b - [_] Gastric (stomach)
      c - [_] Other ______________________
                         (specify)

Yes  No
[_]  [_] Have you had a bleeding ulcer?
[_]  [_] Do you now have symptoms?
[_]  [_] Was surgery required?
- --------------------------------------------------------------------------------
15. COLITIS OR ILEITIS
          [_] Not Applicable
    Type:
      a - [_] Spastic or Mucous Colitis
      b - [_] Ulcerative Colitis
      c - [_] Crohn's Disease (Ileitis)
      d - [_] Other ______________________
                         (specify)
Yes  No
[_]  [_] Was there associated bleeding?
[_]  [_] Do you now have symptoms?
- --------------------------------------------------------------------------------
16. CYSTS
          [_] Not Applicable

a - Type: ________________________________
                    (specify)
          [_] Check here if removed

   Pathology:
          [_] Benign (non cancerous)
          [_] Malignant (cancerous)

b - Type: ________________________________
                    (specify)

          [_] Check here if removed

   Pathology:
          [_] Benign (non cancerous)
          [_] Malignant (cancerous)
- --------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
17. Disorder of:

    a-[_] Eyes                 b-[_] Ears                 c-[_] Nose                   d-[_] Throat              e-[_] None of These
- ------------------------------------------------------------------------------------------------------------------------------------
18. a-[_] Spine                c-[_] Back                 e-[_] Muscles                g-[_] Joints
    b-[_] Bones                d-[_] Neck                 f-[_] Nerves (incl. Neuritis)                          h-[_] None of These
- ------------------------------------------------------------------------------------------------------------------------------------
19. a-[_] Fainting             c-[_] Convulsions          e-[_] Recurrent Headache     g-[_] Nervous Disorder
    b-[_] Dizziness            d-[_] Paralysis            f-[_] Stroke                 h-[_] Mental Disorder     i-[_] None of These
- ------------------------------------------------------------------------------------------------------------------------------------
20. a-[_] Pneumonia            d-[_] Pleurisy             g-[_] Persistent Hoarseness
    b-[_] Emphysema            e-[_] Shortness of Breath  h-[_] Chronic Respiratory                              i-[_] None of These
    c-[_] Tuberculosis         f-[_] Persistent Cough               Disorder
- ------------------------------------------------------------------------------------------------------------------------------------
21. a-[_] High Blood Pressure  c-[_] Heart Murmur         e-[_] Heart Attack           g-[_] Blood Vessel Disorder
    b-[_] Rheumatic Fever      d-[_] Palpitation          f-[_] Chest Pain             h-[_] Heart Disorder      i-[_] None of These
- ------------------------------------------------------------------------------------------------------------------------------------
22. a-[_] Hemorrhoids          d-[_] Anorexia Nervosa     g-[_] Recurrent Indigestion  j-[_] Intestinal Disorder
    b-[_] Hepatitis            e-[_] Bulimia              h-[_] Stomach Disorder       k-[_] Gallbladder Disorder
    c-[_] Diverticulitis       f-[_] Liver Disorder       i-[_] Recurrent Diarrhea     l-[_] Intestinal Bleeding m-[_] None of These
- ------------------------------------------------------------------------------------------------------------------------------------
23. a-[_] Kidney Stone         d-[_] Sugar in Urine       g-[_] Kidney Disorder        i-[_] Pus in Urine
    b-[_] Albumin in Urine     e-[_] Prostate Disorder    h-[_] Reproductive System    j-[_] Sexually Transmitted
    c-[_] Blood in Urine       f-[_] Bladder Disorder               Disorder                     Disease         k-[_] None of These
- ------------------------------------------------------------------------------------------------------------------------------------
24. a-[_] Diabetes             b-[_] Thyroid Disorder     c-[_] Endocrine (glandular) Disorder                   d-[_] None of These
- ------------------------------------------------------------------------------------------------------------------------------------
25. a-[_] Allergies            c-[_] Leukemia             e-[_] Congenital Disorder                              g-[_] None of These
    b-[_] Anemia               d-[_] Blood Disorder       f-[_] Recurrent Infections
- ------------------------------------------------------------------------------------------------------------------------------------
26. a-[_] Sciatica             c-[_] Lameness             e-[_] Amputation                                       g-[_] None of These
    b-[_] Gout                 d-[_] Deformity            f-[_] Speech Defect
- ------------------------------------------------------------------------------------------------------------------------------------
27. a-[_] Skin Cancer          c-[_] Cancer               e-[_] Tumor
    b-[_] Fibroids             d-[_] Skin Disorder        f-[_] Lymph Gland Disorder                             g-[_] None of These
- ------------------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
 Other Medical Information and Details
- --------------------------------------------------------------------------------

28. Other than previously stated in this application, within the last five years
    ------------------------------------------------
    have you:                                                         Yes   No
    a. Had any mental or physical disorder?.......................... [_]   [_]
    b. Had a consultation, surgery, or injury requiring treatment
       by a physician, hospital or other medical facility?........... [_]   [_]
    c. Had any electrocardiogram, x-ray or other diagnostic test?.... [_]   [_]
    d. Been advised to have medical treatment, diagnostic tests, hospitalization or surgery which was not completed;
       or are you now planning to seek such advice or treatment?..... [_]   [_]
    e. Been, or are you currently, under treatment or taking
       any medication?............................................... [_]   [_]

For each item checked "Yes," enter details in 29.

A50GE197

APPLICATION NO.
- ------------------------------------------------------------------------------------------------------------------------------------
                            COMPLETE 29 FOR EACH APPROPRIATE ITEM CHECKED IN 12 - 28 ABOVE
- ------------------------------------------------------------------------------------------------------------------------------------
 29. Explanatory Details and Remarks for Medical History (Use form A51 for additional histories).
- ------------------------------------------------------------------------------------------------------------------------------------
A. Ques.                                                        Medication/             Still Under  # of Attacks/   Dates (mo/yr)
   No.                       Diagnosis                           Treatment               Treatment   Occurrences    Onset  Recovery
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                                       [_]Yes [_]No
        ------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
                  Physician / Medical Facility Name                                    Address                              ZIP
        ----------------------------------------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
B. Ques.                                                        Medication/             Still Under  # of Attacks/   Dates (mo/yr)
   No.                       Diagnosis                           Treatment               Treatment   Occurrences    Onset  Recovery
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                                       [_]Yes [_]No
        ------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
                  Physician / Medical Facility Name                                    Address                              ZIP
        ----------------------------------------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
C. Ques.                                                        Medication/             Still Under  # of Attacks/   Dates (mo/yr)
   No.                       Diagnosis                           Treatment               Treatment   Occurrences    Onset  Recovery
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                                       [_]Yes [_]No
        ------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
                  Physician / Medical Facility Name                                    Address                              ZIP
        ----------------------------------------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
D. Ques.                                                        Medication/             Still Under  # of Attacks/   Dates (mo/yr)
   No.                       Diagnosis                           Treatment               Treatment   Occurrences    Onset  Recovery
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                                       [_]Yes [_]No
        ------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
                  Physician / Medical Facility Name                                    Address                              ZIP
        ----------------------------------------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
30. Personal Physician Information
a. [_] Name / Address given in: [_] 29A  [_] 29B  [_] 29C  [_] 29D        b. Reason you last consulted this physician
   [_] Have no personal physician                                         [_] As indicated in: [_] 29A  [_] 29B  [_] 29C  [_] 29D
   [_] Other - give Personal Physician Name / Address here:               [_] Routine or General Exam - all findings normal
                                                                          [_] Other - give details here:

 Physician Name
                                                                          Date Last Seen
- ----------------------------------------------------------------------                   ----------------------------------------
 Address                                                                  Diagnosis or
                                                                          Reason Last Seen
- ----------------------------------------------------------------------                     --------------------------------------
 City                                                State     ZIP        Medication/
                                                                          Treatment
- ----------------------------------------------------------------------              ---------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
Agreement and Signatures

 I agree that: (1) this application consists of Parts 1 and 2 and any amendments and supplements which shall be attached to the policy if issued and (2) no knowledge on the part of any agent, medical examiner or any other person as to any facts pertaining to me shall be considered as having been made to or brought to the knowledge of the Company unless stated in either Part 1 or part 2 of this application or any amendments or supplements. To the best of my knowledge and belief, all information is complete and true and was correctly recorded before I signed my name below.

 Signed at                                                                on                         , 19
          ---------------------------------------------------------------   -------------------------    --------------
                 city                                           state                    date

 Witness                                                  Proposed Insured
          -----------------------------------------------                  ------------------------------------------------------
             Medical Examiner - or Agent if Non-Medical
- ------------------------------------------------------------------------------------------------------------------------------------
A50GE197

Amount                                Agency                        Agency                  Printed Name
Applied For $                         Name                          No.                     of Agent
             ------------------------     -------------------------    -------------------          --------------------------------

APPLICATION NO.
                           MEDICAL EXAMINER'S REPORT
EXAMINATION TO BE MADE IN PRIVATE AND THIS BLANK TO BE COMPLETED BY THE MEDICAL
                      EXAMINER IN HIS OR HER HANDWRITING
- --------------------------------------------------------------------------------
1.  A. Height in shoes             ft.            in.
                        -----------     ----------
    B. Weight (clothed)              lbs.
                        -------------
    C. Loss in weight the past year      [_] Yes    [_] No
         If "Yes", Amount         lbs.    Reason
                          --------              -------------------------------
- --------------------------------------------------------------------------------
2.  BLOOD PRESSURE (sitting):
    If first reading over 140/90 or under 110/70, make two additional readings.

                            ----------------------------------------------------
    Systolic
                            ----------------------------------------------------
    Diastolic (fifth phase)
- --------------------------------------------------------------------------------
3.  PULSE:
                               At Rest      After Exercise     3 Minutes Later

    Rate
                            ----------------------------------------------------
    Irregularities per min.
- --------------------------------------------------------------------------------
4.  HEART: Is there any
                 Enlargement     [_] Yes [_] No       Dyspnea   [_] Yes [_] No
                 Murmur(s)       [_] Yes [_] No       Edema     [_] Yes [_] No
                  (Describe below - if more than one, describe separately)
                        -----------------
    Location             Murmur   Murmur
                           1.       2.          Indicate:
                        -----------------
    Frequency:
       - Constant         [_]      [_]
       - Inconstant       [_]      [_]   Apex by             X.

    Transmission:                                                [GRAPHIC
       - Transmitted      [_]      [_]                            OF RIBCAGE
       - Localized        [_]      [_]   Murmur area by      O.   APPEARS HERE]

    Timing:                              Point of greatest
       - Systolic         [_]      [_]   intensity by        M.
       - Diastolic        [_]      [_]
       - Presystolic      [_]      [_]   Transmission by

    Grade:
       - Soft (Gr. 1 - 2) [_]      [_]   Based on the history and examination,
       - Mod. (Gr. 3 - 4) [_]      [_]   what is your impression?
       - Loud (Gr. 5 - 6) [_]      [_]

    After exercise characteristics:
       - Increased        [_]      [_]
       - Absent           [_]      [_]
       - Unchanged        [_]      [_]
       - Decreased        [_]      [_]
- --------------------------------------------------------------------------------
5.  Is there on examination any abnormality of the following:

    (Circle applicable items and give details)                                             Yes   No

    A.  Head; eyes; ears; nose; mouth; pharynx? .........................................  [_]  [_]
    B.  Skin (incl. scars); lymph nodes; varicose veins or peripheral arteries? .........  [_]  [_]
    C.  Nervous system (include reoexes, gait, paralysis)? ..............................  [_]  [_]
    D.  Lungs? ..........................................................................  [_]  [_]
    E.  Abdomen (include scars)? ........................................................  [_]  [_]
    F.  Genitourinary system? ...........................................................  [_]  [_]
    G.  Endocrine system (include thyroid and breasts)? .................................  [_]  [_]
    H.  Musculoskeletal system (include spine, joints, amputations, deformities)? .......  [_]  [_]
- ------------------------------------------------------------------------------------------------------
6.  A.  Are there any hernias? ..........................................................  [_]  [_]
    B.  Any hemorrhoids (by history or observation)? ....................................  [_]  [_]
- ------------------------------------------------------------------------------------------------------
7.  Are you aware of or do you suspect any other medical, alcoholic or drug history? ....  [_]  [_]
    (A confidential report may be sent to the Medical Director.)
- ------------------------------------------------------------------------------------------------------
    A urinalysis must be performed unless a specimen is being sent.
8.  URINALYSIS:  Albumin                     Sugar
    If albumin or sugar is found, or the blood pressure is over 140/90, or if there is a history of genitourinary disease, diabetes or hypertension, a specimen should be mailed to the designated lab facility. Is a specimen being sent to the designated lab facility? ...  [_]  [_]
- ------------------------------------------------------------------------------------------------------
9.  Have you drawn blood or completed an EKG or X-ray on the Proposed Insured?
       [_] Drawn Blood        [_] EKG          [_] X-ray
- ------------------------------------------------------------------------------------------------------

10. Details of "yes" answers and supplementary remarks. Identify them by question number.
- --------------------------------------------------------------------------------
 Ques. No.                          Comments
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

Place lab ID slip      }                  [BAR CODE APPEARS HERE]
bar code label here    }
                       }

- --------------------------------------------------------------------------------

Do you know the Proposed Insured?  [_] Yes [_] No     Are you related?  [_] Yes [_] No

I have reviewed the history and examined the Proposed Insured in private and witnessed his/her
signature at   [_] My office                          [_] Proposed Insured's place of business
               [_] Proposed Insured's residence       [_]
                                                          -------------------------------------

on this                day of              , 19         at          o'clock       M.
        --------------        -------------    --------    --------         -----

- ----------------------------------------------------
  Printed Name or Paramedical Facility (if used)

                                                M.D.
- -----------------------------------------------
         Signature of Medical Examiner

                                                M.D.
- -----------------------------------------------
       Printed Name of Medical Examiner
- --------------------------------------------------------------------------------
       Confidential information should be forwarded on separate copy to:
        Medical Director, Massachusetts Mutual Life Insurance Company,
                       Springfield, Massachusetts 01111
A59GE197